UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2006

CB RICHARD ELLIS GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32205	94-3391143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 North Sepulveda Boulevard, Suite 1050, El Segundo, California 90245
                           (Address of Principal Executive Offices)                            (Zip Code)

(310) 606-4700

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This amendment No. 1 (“the Amendment”) hereby amends the Current Report on Form 8-K of CB Richard Ellis Group, Inc. originally filed with the Securities and Exchange Commission (the “SEC”) on December 22, 2006 (the “Report”) to include the information required by Item 9.01 of Form 8-K relating to the acquisition of Trammell Crow Company. The information previously reported in the Report is incorporated by reference into this Amendment.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Consolidated unaudited financial statements required by Item 9.01(a) of Form 8-K for Trammell Crow Company as of September 30, 2006 and for the nine months ended September 30, 2006 and 2005 are filed as Exhibit 99.1 to this Amendment and are incorporated herein by reference.  Consolidated audited financial statements required by Item 9.01(a) of Form 8-K for Trammell Crow Company as of December 31, 2005 and 2004 and for the years ended December 31, 2005, 2004 and 2003 are filed as Exhibit 99.2 to this Amendment and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The pro forma financial information required by Item 9.01(b) of Form 8-K as of September 30, 2006 and for the nine months ended September 30, 2006 and the year ended December 31, 2005 is filed as Exhibit 99.3 to this Amendment.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of Independent Auditors

99.1	Consolidated unaudited financial statements of Trammell Crow Company as of September 30, 2006 and for the nine months ended September 30, 2006 and 2005.

99.2	Consolidated audited financial statements of Trammell Crow Company as of December 31, 2005 and 2004 and for the years ended December 31, 2005, 2004 and 2003.

99.3	CB Richard Ellis Group Inc.’s unaudited pro forma combined financial information.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 6, 2007	CB RICHARD ELLIS GROUP, INC.

	By:	/s/ KENNETH J. KAY
Kenneth J. Kay
Chief Financial Officer